SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 18, 2005
                                                  (August 17, 2005)


                         AXIS CAPITAL HOLDINGS LIMITED
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            (Exact name of registrant as specified in its charter)


          Bermuda                   001-31721               98-0395986
----------------------------  ----------------------  --------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)


               106 Pitts Bay Road
                Pembroke, Bermuda                             HM 08
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  (Address of principal executive offices)                 (Zip Code)
      Registrant's telephone number,
    including area code: 441-296-2600


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01        Other Events

         On August 17, 2005, AXIS Capital Holdings Limited (the "Company") entered into an underwriting agreement by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the selling shareholder listed on Schedule I thereto (the "Selling Shareholder") for the sale of 1,850,000 common shares, par value $0.0125 of the Company (the "Common Shares") held by the Selling Shareholder and attached to this report as Exhibit 1.1. The Common Shares will be sold under the Company's Form S-3 shelf registration statement (File No. 333-118023). The Company will not receive any proceeds from the sale of the Common Shares by the Selling Shareholder.


Item 9.01.        Financial Statements and Exhibits

(c) Exhibits.

1.1 Underwriting Agreement, dated August 17, 2005, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter and the selling shareholder named in Schedule I thereto.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 18, 2005                      AXIS CAPITAL HOLDINGS LIMITED


                                            By: /s/ Carol S. Rivers
                                                --------------------------------
                                                Carol S. Rivers
                                                General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number             Description of Document
-------            -----------------------

  1.1 Underwriting Agreement, dated August 17, 2005, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter and the selling shareholder named in Schedule I thereto.